SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/10/05

CYIOS Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-27243	03 - 7392107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Pennsylvania Ave, Suite 700 Washington DC 20007
(Address of principal executive offices) (Zip Code)

(202) 204-3006
Registrant's telephone number, including area code

ITEM 9.01:	Financial Statements and Exhibits

On September 19, 2005, China Printing, Inc. (“CHPR”) entered into an agreement with CYIOS Corporation, a District of Columbia corporation (“CYIOS”) and Timothy Carnahan, whereby CHPI would acquire 100% of the issued and outstanding capital stock of CYIOS in exchange for 19,135,000 common shares of stock in CHPR. Timothy Carnahan is a director of CHPR and the sole director, officer and shareholder of CYIOS. THE ACQUISITION WILL RESULT IN A CHANGE OF CONTROL OF THE REGISTRANT. At the time of filing the company stated “Within 60 days of this filing, the Registrant will cause to be filed audited financial statements of CYIOS in conformity with the requirements of the Securities and Exchange Commission.” Due to external issues beyond the control of the company the audited financial for the pre-acquired CYIOS Corporation and its subsidiary were unavailable until 4/10/06 and are now being made available as Exhibit 1.01 of this amended 8K filing.

CYIOS CORPORATION AND SUBSIDIARY

Report of Independent Registered Public Accounting Firm
And
Financial Statements

December 31, 2004 and 2003

CYIOS CORPORATION AND SUBSIDIARY

See accompanying notes to the consolidated financial statements

HANSEN, BARNETT& MAXWELL
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS	Registered with the Public Company
5 Triad Center, Suite 750	Accounting Oversight Board
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200
Fax: (801) 532-7944
www.hbmcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders
CYIOS Corporation and Subsidiary

We have audited the accompanying consolidated balance sheets of CYIOS Corporation and subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of operations, shareholder’s equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CYIOS Corporation and subsidiary as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred losses during each of the years ended December 31, 2004 and 2003. The company has negative working capital as of December 31, 2004, and December 31, 2003. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with respect to these matters are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
June 2, 2005
Except Note 7, as to which
the date is July 8, 2005

See accompanying notes to the consolidated financial statements

CYIOS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2004	2003
ASSETS
Current Assets
Cash and cash equivalents	$36,373	$51,366
Accounts receivable	100,465	214,854
Other receivables	4,422	9 ,757
Receivable from shareholder	-	47,550
Prepaid expenses	20,556	20,556
Total Current Assets	$161,816	$323,527
Software, internally developed, net of
accumulated amortizatio of $593,035 and $414,810	$217,332	$251,607
Property & equipment, net of
accumulated depreciation of $51,341 and $51,134	-	207
Deposits	3,610	3,610
Total Assets	$382,758	$578,951

LIABILITIES AND SHAREHOLDERS EQUITY (DEFECIT)
Current Liabilities
Accrued liabilites	$267,344	$238,305
Advances from shareholder	9,482	-
Deferred tax liability - current	19,426	100,371
Total Current Liabilities	$296,252	$338,676

Deferred Tax Liability	88,201	$102,111

Shareholder's Equity (Deficiency)
Common stock, $1.00 par value 100,000 shares
authorized; 1,000 shares issued	1,000	1,000
Additional paid-in capital	-	-
Retained Earnings	(2,695)	137,164
Total Shareholder's Equity (Deficiency)	(1,695)	137,164
Total Liabilities & Shareholder's Equity (Deficiency)	$382,758	$578,951

See accompanying notes to the consolidated financial statements

CYIOS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31	2004		2003
Revenues		$2 ,045,825		$2 ,405,097
Expenses
Cost of revenues		1 ,819,726		2 ,056,502
General and administrative		455,662		532,302
Total Expenses		2,275,388		2 ,588,804
Net Income Before Income Tax		(229,563)		(183,707)
Provision for income tax		89,704		(1,875)
Net Income (Loss)	$	(139,859)	$	(185,582)
Basic Net Income (Loss) Per Share	$	(140)	$	(186)
Weighted Average number of
Common Shares Outstanding		1 ,000		1 ,000

CYIOS CORPORATION AND SUBISIDIARY
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY (DEFICIT)

Total
	Common Shares		Retained	Shareholder's
	Shares	Amount	Earnings	Equity
Balance - December 31, 2002	1 ,000	$1 ,000	$3 22,746	$3 23,746
Net loss for year	-	-	(185,582)	(185,582)
Balance - December 31, 2003	1 ,000	1 ,000	137,164	138,164
Net loss for year	-	-	(139,859)	(139,859)
Balance - December 31, 2004	1 ,000	$1 ,000	$(2,695)	$(1,695)

See accompanying notes to the consolidated financial statements

CYIOS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,	2004	2003
Cash flows from operating activities:
Net Loss	(139,859)	(185,582)
Adjustments to reconcile net loss to netcash from operating activities:
Depreciation	207	1,927
Amortization of Software development costs	168,225	140,391
Provision of Income Taxes	(89,704)	1,875
Changes in assets and liabilities:
Accounts receivable	114,389	319,732
Other receivables	5,336	(3,236)
Prepaid expenses	(20,556)	-
Accrued liabilities	29,039	(36,057)
Deferred Income Tax Liability	(5,151)	(34,843)

Net cash from operating activities	61,926	204,207

Cash flows from investing activities:
Software Development Costs	(133,951)	(212,632)
Net cash from in investing activities	(133,951)	(212,632)

Cash flows from financing activities:
Advances from shareholder	9,482	-
Receivables from shareholder	47,550	(24,619)

Net cash from financing activities	57,032	(24,619)

Net Increase (Decrease) in Cash	(14,993)	(33,044)
Cash - Beginning of Period	51,366	84,410
Cash - End of Period	36,373	51,366

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for income taxes	-	-
For the Years Ended December 31,

See accompanying notes to the consolidated financial statements

NOTE 1B ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - CYIOS Corporation (“CYIOS,” or the “Company”) is engaged in providing services and products principally to the U.S. Defense Department for electronic knowledge management solutions. The Company was organized on April 21, 1995 in the District of Columbia.

Business Conditions - For the years ended December 31, 2004 and 2003, the Company generated revenues of $2,045,825, and $2,405,097, respectively; incurred net losses of $139,859 and $185,582, respectively, and had positive cash flows from operating activities of $61,926 and 204,207, respectively. The Company’s cash resources are limited to collections from customers and advances from its sole shareholder.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management plans to fund further operations of the Company through revenues generated from its government contracts and through potential proceeds from equity offerings. There can be no assurance that management’s plans will be successful.

Principles of Consolidation B The accompanying consolidated financial statements include the accounts of CYIOS Corporation and its 100% owned subsidiary, CKO, Inc. CKO, Inc. was incorporated by CYIOS on July 29, 2004 in the District of Columbia. Intercompany transactions and accounts have been eliminated in consolidation.

Financial Statements - The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and costs during the reporting period. Actual results could differ from those estimates.

Fair Values of Financial Instruments B The amounts reported as accounts receivable trade and advances to and from a related party are considered to be reasonable approximations of their fair value due to their short repayment terms.

Accounts Receivable B The Company regularly reviews its accounts receivable and makes provisions for potentially uncollectible balances. Management believes the Company had incurred no material impairments in the carrying values of its accounts receivable.

Property and Equipment B Property and equipment are stated at cost. Additions and major improvements are capitalized while maintenance and repairs are charged to operations. Upon retirement, sale or disposition, the cost and accumulated depreciation of the items sold are eliminated from the accounts, and any resulting gain or loss is recognized in operations. Depreciation is computed using accelerated methods and is recognized over the estimated useful lives of the property and equipment, which is five years. Depreciation expense was $207, and $1,927 for the years ended December 31, 2004 and 2003 respectively.

See accompanying notes to the consolidated financial statements

Valuation of Long-lived Assets - The carrying values of the Company's long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that they may not be recoverable. When projections indicate that the carrying value of the long-lived asset is not recoverable, the carrying value of the long-lived asset is reduced by the estimated excess of the carrying value over the projected discounted cash flows.

Intangible Assets - The Company has developed software that it uses for internal use in providing services to its clientele. The software is amortized over its useful life, which is estimated to be three years. Enhancements to functionality are capitalized when incurred and amortized over three years. Impairment is recognized if the carrying amount is not recoverable and the carrying amount exceeds the fair value of the intangible asset. Amortization expense for the years ended December 31, 2004 and 2003 was $168,225 and $140,391 respectively.

Revenue Recognition - The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered or goods delivered, the contract price is fixed or determinable, and collectibility is reasonably assured. The Company follows SOP 81-1 Accounting for Performance of Construction-Type and Certain Production-Type Contracts, as it applies to time-and-material contracts. Revenue on time-and-materials contracts is recognized based on the hours actually incurred at the negotiated contract billing rates, plus the cost of any allowable material costs and out-of-pocket expenses. Revenue on fixed-price contracts pursuant to which a client pays the Company a specified amount to provide only a particular service for a stated time period, or so-called fee-for-service arrangement, is recognized as amounts become billable, assuming all other criteria for revenue recognition are met.

Advertising Expense - The company expenses advertising costs as they are incurred. For the years ended December 31, 2004 and 2003, the company incurred $2,250, and $11,389 of advertising expense, respectively.

Basic Net Income Per Share - Basic net income per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period. At December 31, 2004, and 2003, there were no potentially dilutive shares outstanding.

NOTE 2 -- FINANCING FACILITY

During the year ended December 31, 2003 the Company entered into an accounts receivable financing facility for a maximum of $500,000 with an unrelated third party. Collateral for the facility is a first security interest in all corporate assets and a personal guarantee of the Company’s shareholder. The Company pays a 1% fee for each advance and interest accrues on all advances at a floating rate, at the prime rate published in the Wall Street Journal plus 2% (5.25% at December 31, 2004). The Company is advanced 90% of government contract invoices and 85% of other, credit worthy, commercial accounts. The advances are used for general corporate working capital. Residual, or holdback amounts, less fees and interest, are remitted to the Company when payments are received from the government. Substantially all of the Company’s revenue stream and accounts receivables are factored through this facility. Historically there has been no loss on receivables. This has caused management to believe that there is no need for an allowance against receivables.

See accompanying notes to the consolidated financial statements

NOTE 3 B PROPERTY AND EQUIPMENT

The Company’s property and equipment consisted of the following:

December 31,	2004	2003
Computer Equipment	5,085	5,085
Machinery and Other Equipment	46,256	46,256
Total	51,341	51,341
Less: Accumulated Depreciation	(51,341)	(51,134)
Net Property & Equipment	-	207

NOTE 4 B ADVANCES TO/FROM SHAREHOLDER

The Company has, from to time, borrowed and lent money to its sole shareholder. The amounts are unsecured, short-term, and are repaid with no interest.

NOTE 5 - PREPAID EXPENSES

As of December 31, 2004 the Company had $20,556 of prepaid expense relating to an income tax benefit. The benefit from the Company’s loss in 2003 was carried back to offset prior year income. The Company elected to defer the refund due to offset future income and classified the amount as a prepaid expense.

NOTE 6 B INCOME TAXES

The provision for income taxes consisted of the following:

For The Years Ended December 31,	2004	2003
Current provision	$5,151	$34,843
Deferred benefit	(94,855)	(32,968)
Total Income Tax Expense	$(89,704)	$1,875

The following is a reconciliation of the amount of benefit that would result from applying the federal statutory rate to pretax loss with the provision for income taxes for the years ended December 31, 2004 and 2003:

For The Years Ended December 31,	2004	2003
Tax at Federal statutory rate (34%)	$(78,052)	$(62,460)
Non-deductible expenses	7,214	88,028
Effect of decreased federal tax rate	(3,753)	(11,599)
State taxes, net of Federal benefit	(15,113)	(12,094)
Provision for Income Taxes	$(89,704)	$1,875

See accompanying notes to the consolidated financial statements

The components of the net deferred tax liability as of December 31, 2004 and 2003, including temporary differences relating to amortization of intangible assets were as follows:

	December 31,
	2004	2003
Deferred tax liabilities:
Internally developed software	$(88,201)	$(16,565)
Cash basis accruals	(7,762)	(14,145)
Accrued payroll	(11,664)	(2,137)
Deferred Income Tax Liability	$(107,627)	$(32,847

NOTE 7 -- OPERATING LEASE

During the years ended December 31, 2004 and 2003 the Company leased its office space on a month-to-month lease. The lease originated in April 2001. The initial monthly payment was $1,430 and increases to the monthly rent were allowed with 30 days notice to meet current market conditions. The Company could, from time-to-time, rent additional or less space in the same location to meet its administrative office needs. Rent expense for the years ended December 31, 2004 and 2003 was $25,544 and $33,384, respectively. On July 8, 2005 the Company entered into a new 1-year lease effective August 1, 2005. Subsequently the Company relocated its offices and its facilities. Monthly lease payments on the new lease are $800 plus common area fees.

The following is a schedule of the Company’s estimated future yearly minimum lease obligations:

Year Ending December 31
2005	$4,000
2006	$5,600

NOTE 8 -- PENSION PLAN

The Company has a 401(k) plan which is administered by a third-party administrator. Individuals who have been employed for one month and reached the age of 21 years are eligible to participate. Employees may contribute up to the legal amount allowed by law. The Company matches one-half of the employee’s contribution up to a maximum of 4% of the employee’s wages. Employees are vested in the Company’s contribution 25% a year and are fully vested after four years. The Company’s contributions for the years ended December 31, 2004 and 2003 were $40,446 and $39,520, respectively.

NOTE 9 - CONCENTRATION

The Company is either a prime or sub contractor on contracts with the Department of Defense. In December 2004, the Company was awarded an $84 million contract to provide business units requirements support for the Headquarters Department of the Army (HQDA) Information Management Support Center (IMCEN). The five-year performance-based, multiple award contract has a base period of one year and four one-year option periods. Loss of these contracts could have a material effect upon the Company’s financial condition and results of operations.

See accompanying notes to the consolidated financial statements

NOTE 10 - SUBSEQUENT EVENT (UNAUDITED)

On September 19, 2005, CYIOS entered into a Stock Acquisition Agreement with China Printing, Inc. (“Printing”), a publicly traded company, whereby the shareholders of CYIOS received 19,135,000 common shares of Printing, representing approximately 94% percent of Printing’s common stock outstanding, in exchange for 100% of the CYIOS outstanding common stock. The transaction resulted in CYIOS becoming a wholly-owned subsidiary of Printing. The former shareholder of CYIOS became the majority shareholder, Chairman, President and Chief Executive Officer of Printing.

The transaction is considered to be a reorganization of CYIOS into Printing whereby CYIOS acquired the net assets of Printing less the liabilities assumed at their fair values on the date of the transaction.

See accompanying notes to the consolidated financial statements

SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYIOS Corporation

Dated this 10th day of April, 2005.	By:	/s/ Timothy Carnahan

Timothy Carnahan
President